UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                Amendment No. 3

        Date of Report (Date of earliest event reported):  August 25, 1999



                             WARRANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)

_____Delaware____                ____0-13084____              ___13-3178732____
(State or other juris-         (Commission File Number)           (IRS Employer
diction of incorporation)                                   Identification No.)

                    300 Atlantic Street, Stamford, Connecticut      ___06901___
                     (Address of Principal Executive Offices)       (Zip Code)

Registrant's  telephone  number,  including area code (203) 975-1100

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Item 7.  Financial Statements and Exhibits.

     Exhibit 16. Letters from Ernst & Young LLP dated September 13, 1999 and September 24, 1999.

     Exhibit 99-1. Letter from Weinick Sanders Leventhal & Co., LLP, dated August 11, 1999, concerning the Registrant's revenue recognition policy.

     Exhibit  99-2.  Warrantech 's summary of the Audit  Adjustments  for Fiscal
1999.

                                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                      WARRANTECH CORPORATION



Date:  September 28, 1999                        By:  s/ Richard F. Gavino
                                                     ------------------------
                                                      Richard F. Gavino
                                                      Chief Financial Officer


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                                   Exhibit Index



Exhibit No.                                                                 Page

Exhibit 16    Letters from Ernst & Young dated September 13, 1999             16
              and September 24, 1999.

Exhibit 99-1  Letter from Weinick Sanders Leventhal & Co., LLP,               19
              dated August 11, 1999, concerning the Registrant's revenue recognition policy.

Exhibit 99-2  Warrantech's summary of the Audit Adjustments                   21
              for Fiscal 1999.